Exhibit 99.4

Basics

How is this different from what we have today?

Currently, Googlers hold two types of stock: (1) Class A stock, which has one vote per share (this is the type of stock that most Googlers hold in GSUs and stock options), and (2) Class B stock, which has 10 votes per share (the vast majority of which is held by Larry, Sergey and Eric). Currently, the equity grants we make to employees (e.g. new hire and equity refresh grants) are based in Class A shares. If the proposal is approved, we’ll have three types of stock – Class A stock and Class B stock, which retain their voting rights, and a new Class C stock, which would have no voting rights. In general, going forward, all employee equity award grants are expected to be issued in Class C stock.

What does this mean if I have unvested GSUs? What about the vesting schedule?

For each unvested Class A GSU you own, you would receive an additional unvested GSU that covers one share of Class C stock. So after the stock dividend, you would have one unvested GSU that covers one share of Class A stock and one unvested GSU that covers one share of Class C stock.

What about the vesting schedule?

Your vesting schedule would remain the same. When a GSU covering a Class A share vests, the corresponding GSU covering a Class C share would also vest.

Example 1: GSUs Before and After Proposed Stock Dividend

In this example, 20 pre-dividend Class A Google Stock Units (GSUs) (covering 20 shares of Class A common stock) would be adjusted to yield an additional 20 Class C GSUs (covering 20 shares of Class C capital stock) as part of the dividend. The vesting schedule would remain the same. When a GSU covering a Class A share vests, the corresponding GSU covering a Class C share would also vest.

Pre-Dividend

CLASS A	
# GSUs:	20
Stock Price:	$600[1]
Market Value of GSUs:	$12k[1]

Post-Dividend

CLASS A	
# GSUs:	20
Stock Price:	$300[2]
Market Value of GSUs:	$6k[2]

CLASS C	
# GSUs:	20
Stock Price:	$300[2]
Market Value of GSUs:	$6k[2]

	Pre-Dividend	Post-Dividend
Total Value of GSUs	$12k[1]	$12k[2]

1) Pre-dividend stock price and market value of GSUs illustrative only; actual stock price and GSU market value determined by trading price of GOOG (Class A shares) on NASDAQ Global Select Market
2) Post-dividend stock price and market value of GSUs illustrative only; actual stock price and GSU market value would be determined by trading price of Google A and C shares on NASDAQ Global Select Market after the dividend is distributed

(click to enlarge)

What would happen to my vested, unexercised options?

We expect that for each vested, unexercised option you have, you will receive a vested unexercised Class C stock option. So, after the stock dividend for each Class A share, you would have one vested unexercised Class A option and one vested unexercised Class C option. The strike price of your Class A and Class C options would be adjusted, based on the original strike price of your Class A options (prior to the stock dividend) and the trading price of the ClassA and Class C stock following the issuance of the stock dividend. We will provide more detail on the calculation of the adjusted strike price before the dividend date.

Example 2: Options Before and After Proposed Stock Dividend

In this example, 100 pre-dividend Class A options would be adjusted to yield an additional 100 Class C options as part of the dividend. The vesting schedule would remain the same. When a Class A option vests, the corresponding Class C option will also vest.

Pre-Dividend

CLASS A	
# Options:	**100**
Strike Price:	**$500**[1]
Stock Price:	**$600**[1]
Intrinsic Value of Options:	**$10k**[1,3]

Post Dividend

CLASS A	
# Options:	**100**
Strike Price:	**$250**[2]
Stock Price:	**$300**[2]
Intrinsic Value of Options:	**$5k**[3]

CLASS C	
# Options:	**100**
Strike Price:	**$250**[2]
Stock Price:	**$300**[2]
Intrinsic Value of Options:	**$5k**[3]

	Pre-Dividend	Post Dividend
Total Value of Options	**$10k**[1]	**$10k**[2]

1) Pre-dividend strike price, stock price and intrinsic value of options illustrative only; actual strike price determined by closing trading price of GOOG (Class A shares) on NASDAQ Global Select Market on the date of grant; actual stock price and intrinsic value of options determined by trading price of GOOG (Class A shares) on NASDAQ Global Select Market
2) Post-dividend strike prices, stock prices and intrinsic value of options illustrative only; actual post-dividend strike prices are expected to be based on the original strike price of each Class A option (pre-dividend) allocated between the Class A option and the Class C option using a ratio that is determined based on the trading prices of Google Class A and C shares on the NASDAQ Global Select Market following the dividend; stock price and intrinsic value of options would be determined by trading price of Google Class A / C shares on NASDAQ Global Select Market after dividend is distributed
3) Intrinsic value of options illustrative only; actual intrinsic value of each option equal to difference between option strike price and trading price of Google Class A / C stock price on NASDAQ Global Select Market at time of exercise

(click to enlarge)

How will this affect 2012 Equity Refresh planning and grants?

The 2012 Equity Refresh program is scheduled prior to the anticipated dividend distribution date. If you receive a Refresh grant, the GSUs and/or options granted to you as part of the Refresh grant will be adjusted to account for the Class C dividend as described above. Please make sure you accept your 2012 Refresh grant as soon as possible after it is made.

(click to enlarge)

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about our planned recapitalization and how it is expected to affect Googlers. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could affect our expectations and assumptions include, among others, the outcome of the stockholder vote to authorize the creation of the Class C stock, the timing of the Board’s declaration of the stock dividend, the final allocation of the strike price under outstanding employee stock options between the Class A stock and the Class C stock to which option holders may be entitled and actual trading prices for the Class A and Class C stock following the stock dividend.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This site may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for Google’s 2012 annual meeting of stockholders (“2012 Annual Meeting”). Google intends to file with the Securities and Exchange Commission (the “SEC”) and make available to the stockholders of Google of record on April 23, 2012 a proxy statement containing important information about the proposed creation of a new class of stock (the “Proposal”) and certain other matters to be considered by the stockholders of Google at its 2012 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, GOOGLE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL AND CERTAIN OTHER MATTERS TO BE CONSIDERED AT THE 2012 ANNUAL MEETING.

Investors will be able to obtain the proxy statement and other relevant materials, when available, free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by Google, including the proxy statement when available, and the Annual Report on Form 10-K for the year ended December 31, 2011, will be available free of charge from Google, at Google’s website (http://www.google.com) or by writing to Google Inc., 1600 Amphitheatre Parkway, Mountain View, CA 94043, Attn: Corporate Secretary.

PARTICIPANTS IN THE SOLICITATION

Google and its directors, nominees, and executive officers may be deemed to be participants in the solicitation of proxies from Google’s stockholders with respect to the matters to be considered at the 2012 Annual Meeting, including the Proposal. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these persons will be described in the proxy statement to be filed with the SEC.

CLASS C CAPITAL STOCK PROPOSAL FAQs FOR GOOGLERS

Defined terms

Class A stock: Google Class A common stock which carries one vote for each share

Class B stock: Google Class B common stock which carries ten votes for each share

Class C stock: Google Class C capital stock which would not carry any voting rights

General

What is happening?

Google is proposing to create a new class of non-voting stock (Class C), in addition to the current voting Class A and Class B stock. If the proposal is approved, it would be effected through the issuance of a stock dividend for all outstanding Google Class A and Class B shares. Each stockholder would receive a share of Class C stock for each share of Class A and Class B stock they hold as of a specified dividend record date. The record date will be announced once all required approvals have been obtained.

The fundamentals of our business are unchanged by this proposal. This is effectively a stock split — people who previously had one share would have two shares in what we expect would be very liquid markets. Class A shares would retain one stockholder vote per share. Class C shares would not have any voting rights. The Class A and Class C shares would be traded under different ticker symbols and their prices may vary over time.

See the examples below:

Example 1: GSUs Before and After Proposed Stock Dividend

In this example, 20 pre-dividend Class A Google Stock Units (GSUs) (covering 20 shares of Class A common stock) would be adjusted to yield an additional 20 Class C GSUs (covering 20 shares of Class C capital stock) as part of the dividend. The vesting schedule would remain the same. When a GSU covering a Class A share vests, the corresponding GSU covering a Class C share would also vest.

Pre-Dividend
CLASS A
GSUs: 20
Stock Price: $600[1]
Market Value of GSUs: $12k[1]
Post-Dividend
CLASS A
GSUs: 20
Stock Price: $300[2]
Market Value of GSUs: $6k[2]
CLASS C
GSUs: 20
Stock Price: $300[2]
Market Value of GSUs: $6k[2]
Total Value of GSUs $12k[1] $12k[2]

1) Pre-dividend stock price and market value of GSUs illustrative only; actual stock price and GSU market value determined by trading price of GOOG (Class A shares) on NASDAQ Global Select Market
2) Post-dividend stock price and market value of GSUs illustrative only; actual stock price and GSU market value would be determined by trading price of Google A and C shares on NASDAQ Global Select Market after the dividend is distributed

Example 2: Options Before and After Proposed Stock Dividend

In this example, 100 pre-dividend Class A options would be adjusted to yield an additional 100 Class C options as part of the dividend. The vesting schedule would remain the same. When a Class A option vests, the corresponding Class C option will also vest.

Pre-Dividend

CLASS A	
# Options:	**100**
Strike Price:	**$500[1]**
Stock Price:	**$600[1]**
Intrinsic Value of Options:	**$10k[1,3]**

Post Dividend

CLASS A	
# Options:	**100**
Strike Price:	**$250[2]**
Stock Price:	**$300[2]**
Intrinsic Value of Options:	**$5k[3]**

CLASS C	
# Options:	**100**
Strike Price:	**$250[2]**
Stock Price:	**$300[2]**
Intrinsic Value of Options:	**$5k[3]**

	Pre-Dividend	Post Dividend
Total Value of Options	**$10k[1]**	**$10k[2]**

1) Pre-dividend strike price, stock price and intrinsic value of options illustrative only; actual strike price determined by closing trading price of GOOG (Class A shares) on NASDAQ Global Select Market on the date of grant; actual stock price and intrinsic value of options determined by trading price of GOOG (Class A shares) on NASDAQ Global Select Market

2) Post-dividend strike prices, stock prices and intrinsic value of options illustrative only; actual post-dividend strike prices are expected to be based on the original strike price of each Class A option (pre-dividend) allocated between the Class A option and the Class C option using a ratio that is determined based on the trading prices of Google Class A and C shares on the NASDAQ Global Select Market following the dividend; stock price and intrinsic value of options would be determined by trading price of Google Class A / C shares on NASDAQ Global Select Market after dividend is distributed

3) Intrinsic value of options illustrative only; actual intrinsic value of each option equal to difference between option strike price and trading price of Google Class A / C stock price on NASDAQ Global Select Market at time of exercise

How is this different from what we have today?

Currently, Googlers hold two types of stock: (1) Class A stock, which has one vote per share (this is the type of stock that most Googlers hold in GSUs and stock options), and (2) Class B stock, which has 10 votes per share (the vast majority of which is held by Larry, Sergey and Eric). Currently, the equity grants we make to employees (e.g. new hire and equity refresh grants) are based in Class A shares. If the proposal is approved, we’ll have three types of stock – Class A stock and Class B stock, which retain their voting rights, and a new Class C stock, which would have no voting rights. In general, going forward, all employee equity award grants are expected to be issued in Class C stock.

A dividend? Does this mean we’re getting cash?

No, if the proposal is approved, the dividend will be issued in shares of Class C stock.

So how does this work?

If stockholders approve the proposal, this will effectively be a stock split – people who previously had one share will have two shares. The Class A stock and Class C stock would be traded under different ticker symbols and their prices may vary over time.

Why are we doing this?

Check out this year’s Founders’ Letter on the Investor Relations site for more information about this proposal.

Who came up with this proposal?

The Board established a Special Committee, comprised of independent, non-management Board members, in January 2011 to consider creating a new class of stock and other alternatives. This Committee retained its own financial and legal advisers to assist it in its deliberations and met on numerous occasions over the 15 months that the Special Committee considered the proposal separately from the Board. The Committee recommended, and the Board unanimously approved, this proposal.

Who has to approve this proposal?

The proposal to create a new Class C stock is subject to stockholder approval at our annual meeting in June. Given that Larry, Sergey, and Eric control the majority of voting power and support this proposal, we expect it to pass.

Since this new class doesn’t carry any voting rights, what’s to keep Larry/Sergey/Eric from selling all of their new non-voting (Class C) shares while maintaining voting control of the company?

As part of this proposal, Larry, Sergey, and Eric have agreed to a Transfer Restriction Agreement on their sales of the new Class C stock. See our Investor Relations site for more details.

What is the timeline for the changes?

The proposal to create a new Class C stock must be approved by a stockholder vote at the annual stockholder meeting on June 21, 2012. Once that vote has occurred, we’ll follow up with more information about the implementation timeline.

Who would this change apply to?

If approved, the proposal would apply to all stockholders who own Class A or Class B stock and all employees, consultants and directors who have unvested Google Stock Units (GSUs) and/or vested or unvested stock options as of a date to be set by the Board. If the proposal is approved, we intend that future equity grants after this date would be made in Class C shares.

What do I need to do?

Please log in to your brokerage account on either Morgan Stanley Smith Barney (MSSB) or Charles Schwab and verify that you have accepted all of your existing grants. As long as you have done this, the administration of the stock dividend would happen automatically through your brokerage account.

How would this affect my voting rights on issues subject to a vote of stockholders?

If the proposal is approved, you will continue to have the same number of votes — one for each Google Class A share you own. You would not have any votes for any Google Class C shares that you own.

What can I share with my financial adviser?

You can share these FAQs, the ‘Basics’ section of the site and our proxy statement that will be filed with the SEC and will be available on this site.

Equity Grants & Programs

Does this mean we’re changing our equity compensation philosophy?

No, we plan to maintain our existing targets for equity compensation and the fundamental principles underlying our compensation philosophy will also not change. If the proposal is approved, we intend that future grants would be made using Class C stock.

How do I know what type of equity I have?

To see your current equity holdings, please visit your broker’s website, either Morgan Stanley Smith Barney or Charles Schwab, and log in to your account. If you have any questions about your equity, please email stock-admin@google.com.

What would happen to shares I own (i.e., GSUs that have vested)?

For each vested GSU you own, which is a Class A share, you would receive a Class C share. So, after the stock dividend, you would have one share of Class A stock and one share of Class C stock.

What does this mean if I have unvested GSUs?

For each unvested Class A GSU you own, you would receive an additional unvested GSU that covers one share of Class C stock. So after the stock dividend, you would have one unvested GSU that covers one share of Class A stock and one unvested GSU that covers one share of Class C stock.

What about the vesting schedule?

Your vesting schedule would remain the same. When a GSU covering a Class A share vests, the corresponding GSU covering a Class C share would also vest.

Would there be any changes to how we can trade these new Class C shares?

No, as long as the trading window is open, you would be able to trade these new shares normally. Class A and Class C shares would each have their own ticker symbols and could be traded independently.

I haven’t accepted my grants yet. How will this impact me?

Please accept your existing grants as soon as possible. Here’s how to accept your grants for MSSB or Charles Schwab. If you’re unable to accept your grants, please contact stock-admin@google.com.

What would happen to my vested, unexercised options?

We expect that for each vested, unexercised option you have, you will receive a vested unexercised Class C stock option. So, after the stock dividend for each Class A share, you would have one vested unexercised Class A option and one vested unexercised Class C option. The strike price of your Class A and Class C options would be adjusted, based on the original strike price of your Class A options (prior to the stock dividend) and the trading price of the Class A and Class C stock following the issuance of the stock dividend. We will provide more detail on the calculation of the adjusted strike price before the dividend date.

What would happen to my unvested options? What about the vesting schedule?

We expect that for each unvested option you have, you will receive an unvested Class C option. So, after the stock dividend for a Class A option, you would have one unvested Class A option and one unvested Class C option. The strike price of your Class A and Class C options would be adjusted based on the original strike price of your Class A options (prior to the stock dividend) and the trading price of the Class A and Class C stock following the issuance of the stock dividend. We will provide more detail on the calculation of the adjusted strike price before the dividend date.

Your vesting schedule would remain the same — when a Class A option vests, the corresponding Class C option would also vest.

What if I moved my vested shares to another broker? How would the dividend work for me?

The dividend would happen automatically, and your new Class C shares would be deposited into your brokerage account.

What if I hold shares directly with Computershare? How would the dividend work for me?

The dividend would happen automatically, and your new Class C shares would be deposited into your Computershare account.

I currently participate in the AutoSale program. How does this impact me?

If the proposal is approved, in addition to selling your Class A shares as your GSUs vest, you will be permitted to sign-up during the annual enrollment period later this year to sell your Class C shares through this program as your GSUs vest during 2013.

I want to participate in the AutoSale program. How will that work?

If the proposal is approved, you will be permitted to sign-up for the AutoSale program during the annual enrollment period later this year. You may elect to sell both your Class A and Class C shares (received as your GSUs vest in 2013) through this program.

I participate in a 10b5-1 trading plan. How does this impact me?

If the proposal is approved, you will be given the opportunity to amend your 10b5-1 trading plan if you would like to sell your Class C shares in addition to your Class A shares once the dividend has been declared.

Will my options continue to be eligible for the Transferable Stock Option (TSO) Program?

We expect that all of your outstanding Class A options and Class C options (when issued) will be eligible for the TSO program.

How will this affect 2012 Equity Refresh planning and grants?

The 2012 Equity Refresh program is scheduled prior to the anticipated dividend distribution date. If you receive a Refresh grant, the GSUs and/or options granted to you as part of the Refresh grant will be adjusted to account for the Class C dividend as described above. Please make sure you accept your 2012 Refresh grant as soon as possible after it is made.

How would this affect ongoing equity grants?

In general, going forward, all employee equity award grants are expected to be made using Class C stock.

Brokerage Accounts

What would this look like in my Charles Schwab or Morgan Stanley Smith Barney account?

Once this proposal has been approved, when you log into your account on your broker’s website (either MSSB or Charles Schwab), you will see both your Class A and Class C shares in aggregate on your account home page.

Do I need to do anything?

Please log in to your brokerage account on either Morgan Stanley Smith Barney (MSSB) or Charles Schwab and verify that you have accepted all of your existing grants. As long as you have done this, the administration of the stock dividend would happen automatically through your brokerage account.

Taxes

I live and work in the United States. How would this affect my taxes?

For US taxpayers the stock dividend should not be taxable for Federal Income tax purposes, but you should discuss the dividend with your financial adviser if you have any questions about your particular tax situation.

I live in [insert country name here]. Anything different for my country?

We do not expect this stock dividend to be a taxable event in most countries, but are in the process of confirming this for each country. We will update you with more country-specific information as it becomes available. You should discuss the dividend with your financial adviser if you have any questions about your particular tax situation.

More Questions

I still have questions relating to my personal situation. Where should I go?

The Stock Admin team is available for questions relating to the administration of your GSUs, options and stock. You can attend one of the Stock Admin team’s office hours or email them.

U.S. CIRCULAR 230 NOTICE

Any U.S. federal tax advice included in this communication was not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal tax penalties. You should consult your own tax advisor regarding the U.S. federal, state, local and other tax consequences of the stock dividend that apply to your particular circumstances.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about our planned recapitalization and how it is expected to affect Googlers. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could affect our expectations and assumptions include, among others, the outcome of the stockholder vote to authorize the creation of the Class C stock, the timing of the Board’s declaration of the stock dividend, the final allocation of the strike price under outstanding employee stock options between the Class A stock and the Class C stock to which option holders may be entitled and actual trading prices for the Class A and Class C stock following the stock dividend.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This site may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for Google’s 2012 annual meeting of stockholders (“2012 Annual Meeting”). Google intends to file with the Securities and Exchange Commission (the “SEC”) and make available to the stockholders of Google of record on April 23, 2012 a proxy statement containing important information about the proposed creation of a new class of stock (the “Proposal”) and certain other matters to be considered by the stockholders of Google at its 2012 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, GOOGLE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL AND CERTAIN OTHER MATTERS TO BE CONSIDERED AT THE 2012 ANNUAL MEETING.

Investors will be able to obtain the proxy statement and other relevant materials, when available, free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by Google, including the proxy statement when available, and the Annual Report on Form 10-K for the year ended December 31, 2011, will be available free of charge from Google, at Google’s website (http://www.google.com) or by writing to Google Inc., 1600 Amphitheatre Parkway, Mountain View, CA 94043, Attn: Corporate Secretary.

PARTICIPANTS IN THE SOLICITATION

Google and its directors, nominees, and executive officers may be deemed to be participants in the solicitation of proxies from Google’s stockholders with respect to the matters to be considered at the 2012 Annual Meeting, including the Proposal. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these persons will be described in the proxy statement to be filed with the SEC.